                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                               September 21, 2004
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                                     0-11730                                84-1089377
-----------------------------             -----------------------------               ------------------------
(State or other jurisdiction                   (Commission File No.)                        I.R.S. Employer
        of incorporation)                                                                (Identification No.)

6405 218th Street, SW, Suite  305, Mountlake Terrace, Washington                     98403
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(Address of principal executive offices)                                           (Zip Code)

                                 (425) 329-2300
                                 --------------
              (Registrant's telephone number, including area code)

          7001 Seaview Avenue, NW, Suite 210, Seattle, Washington 98117
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On  September  21,  2004,  Cognigen  Networks,  Inc.  issued a news release announcing  its  audited  financial  results  for the fiscal year ended June 30,
2004.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99. News Release issued by Cognigen Networks, Inc. on September 21,
2004

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 2004                              COGNIGEN NETWORKS, INC.

                                                         /s/  Thomas S. Smith
                                                              ---------------
                                                              Thomas S. Smith
                                                              President and Chief  Executive
Officer